UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2025

QVC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38654	23-2414041
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1200 Wilson Drive

West Chester, PA 19380

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
6.375% Senior Secured Notes due 2067	QVCD	New York Stock Exchange
6.250% Senior Secured Notes due 2068	QVCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2025, the sole stockholder of QVC, Inc. (the “Company”) approved the Amended and Restated Certificate of Incorporation (the “A&R COI”) and the Amended and Restated By-Laws (the “A&R By-Laws”) of the Company. The A&R COI became effective upon filing with the Secretary of State of the State of Delaware on September 23, 2025 and the A&R By-Laws became effective concurrently with the effectiveness of the A&R COI. The A&R COI provides, among other things, that, subject to certain governance rights of the sole stockholder of the Company, the business and affairs of the Company will be managed by, or under the direction of, a board of directors. The A&R COI requires the written consent or approval of the Company’s sole stockholder prior to the issuance of stock, the amendment of the A&R COI, any merger, consolidation or similar transaction or the taking of any corporate action that could reasonably be expected to have, directly or indirectly, an adverse effect on the sole stockholder, its affiliates or their respective stakeholders (with certain exceptions). The A&R By-Laws provide, among other things, for the management of the Company and certain rights of the sole stockholder of the Company.

This summary of the A&R COI and A&R By-Laws is qualified in its entirety by reference to the full text of the A&R COI and A&R By-Laws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 23, 2025, Jill Frizzley and Paul Keglevic were appointed to the Board of the Directors of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of QVC, Inc.
3.2	Amended and Restated By-Laws of QVC, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2025

QVC, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary

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